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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                --------------

                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


        Date of report (Date of earliest event reported):  June 8, 1999


                               EGGHEAD.COM, INC.
              (Exact name of registrant as specified in charter)

               Washington                                  0-16930                            91-1296187
(State or other jurisdiction of incorporation)     (Commission File Number)       (IRS Employer Identification No.)

                            521 S.E. Chkalov Drive
                         Vancouver, Washington  98683
              (Address of principal executive offices) (Zip Code)

                                (360) 883-3447
             (Registrant's telephone number, including area code)
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Item 5.  Other Events

     On June 8, 1999, the Board of Directors of Egghead.com, Inc. (the "Company") approved an amendment to the Company's Amended and Restated Bylaws (the "Bylaws") to add new Article II, Section (14) to the Bylaws. This section sets forth, among other things, procedures the Company's shareholders must follow, as well as deadlines, for nominations of directors or proposals of other business for consideration at a shareholder meeting. The deadline for submitting nominations or proposals for other business for the 1999 Annual Meeting is June 10, 1999.

     As disclosed in the Company's proxy statement for the 1998 Annual Meeting of Shareholders, shareholders who wished to make proposals to be included in the Company's proxy statement and form of proxy relating to the 1999 Annual Meeting of Shareholders and presented at the 1999 Annual Meeting of Shareholders had to submit their proposals to the Company's executive offices by April 8, 1999.
This deadline is not affected by the Bylaw amendment discussed above.

Item 7.  Financial Statements and Exhibits

     (c)  Exhibits.

    Exhibit Number                       Description
    --------------             -----------------------------------
          3.2                  Amended and Restated Bylaws of
                               Egghead.com, Inc.

                                      -2-
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              EGGHEAD.COM, INC.


                              By:  /s/ GEORGE P. ORBAN
                                   ---------------------
                                   George P. Orban, Chairman of the Board
                                   and Chief Executive Officer

Dated:  June 9, 1999
             -

                                      -3-
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                                 EXHIBIT INDEX


    Exhibit Number                       Description
    --------------             ---------------------------------------
          3.2                  Amended and Restated Bylaws of
                               Egghead.com, Inc.